This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                                MONTHLY FINANCIAL REPORT

                               OFFICE OF THE U.S. TRUSTEE
                              EASTERN DISTRICT OF WISCONSIN


Case Name:  FV Steel & Wire Company ("FVSW")              Case No: 04-22421-SVK
            Keystone Consolidated Industries, Inc. ("KCI")         04-22422-SVK
            DeSoto Environmental Management, Inc. ("DEMI")         04-22423-SVK
            J.L. Prescott Company ("JLP")                          04-22424-SVK
            Sherman Wire Company ("SWC")                           04-22425-SVK
            Sherman Wire of Caldwell, Inc.("SWCI")                 04-22426-SVK


                            FOR MONTH OF APRIL, 2004.

                              I. FINANCIAL SUMMARY


                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                   FVSW      KCI        DEMI      JLP      SWC      SWCI      Total
                                   ----      ---        ----      ---      ---      ----      -----
A.  CASH ON HAND START OF MONTH      $0  $3,997,335       $0       $0     ($450)       $0  $3,996,885
                                 ---------------------------------------------------------------------
B.  RECEIPTS                          0  93,747,435        0        0     6,696     2,100  93,756,231
                                 ---------------------------------------------------------------------
C.  DISBURSEMENTS                     0  93,303,951        0        0     9,459     4,364  93,317,774
                                 ---------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0     443,484        0        0    (2,763)   (2,264)    438,457
                                 ---------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0  $4,440,819       $0       $0   ($3,213)  ($2,264) $4,435,342
                                 =====================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,435,049 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership.
Note 2 - KCI Receipts include $36,358,000 of advances on its Revolving Line of Credit (RLC).
Note 3 - KCI Disbursements include $29,630,170 of payments on its RLC.
Note 4 - KCI Receipts and Disbursements include transfers from and to, respectively KCI accounts of $27,794,600.
Note 5 - SWC Receipts and KCI Disbursements include transfers from KCI to SWC of $8,796.

                        CASH DISBURSEMENT RECONCILIATION
                        --------------------------------

                                           FVSW         KCI       DEMI      JLP      SWC      SWCI       Total
                                          -----         ---       ----      ---      ---      ----       -----
Per Schedule of Receipts and Disbursements   0       93,303,951      0        0     9,459     4,364    93,317,774
Less:
  Payments on Revolving Credit Facility             (29,630,170)                                      (29,630,170)
  Transfers to other cash accounts                  (27,803,396)                                      (27,803,396)
                                          -------------------------------------------------------------------------
Net Cash Disbursements                      $0      $35,870,385     $0       $0    $9,459    $4,364   $35,884,208
                                          =========================================================================

                           PROFIT AND LOSS STATEMENT
                           -------------------------
                                 ACCRUAL BASIS
                                 -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                              $0 $42,918,441      $0       $0 $1,414,317  $17,766 $44,350,524 ($1,727,180) $42,623,344
B.  COST OF SALES                           0  31,829,183       0        0  1,376,194   10,171  33,215,548  (1,727,180)  31,488,368
                                       ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                            0  11,089,258       0        0     38,123    7,595  11,134,976           0   11,134,976
D.  TOTAL OPERATING EXPENSES            4,660   6,585,135     530   60,500    125,072    1,605   6,777,502    (236,636)   6,540,866
                                       ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATIONS  (4,660)  4,504,123    (530) (60,500)   (86,949)   5,990   4,357,474     236,636    4,594,110
F.  NON-OPERATING, NON-RECURRING
       REVENUE(EXPENSES)                7,829    (934,412) 60,000        0    163,051   25,000    (678,532)   (236,636)    (915,168)
                                       ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                  $3,169  $3,569,711 $59,470 ($60,500)   $76,102  $30,990  $3,678,942          $0   $3,678,942
                                       =============================================================================================

                  II. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A.  Related to Business Operations:
    -------------------------------
    Total Revenue (Sales)                     $42,918,441                  $1,414,317  $17,766 $44,350,524 ($1,727,180) $42,623,344
                                       ---------------------------------------------------------------------------------------------

    Less:  Cost of Goods Sold:
      Beginning Inventory at Cost              26,783,092                   1,520,566           28,303,658               28,303,658
      Add: Purchases                           44,617,712                   1,598,280   10,171  46,226,163  (1,727,180)  44,498,983
      Less:  Ending Inventory at Cost          39,571,621                   1,742,652           41,314,273               41,314,273
                                       ---------------------------------------------------------------------------------------------
    Cost of Goods Sold                      0  31,829,183       0        0  1,376,194   10,171  33,215,548  (1,727,180)  31,488,368
                                       ---------------------------------------------------------------------------------------------

    Gross Profit                            0  11,089,258       0        0     38,123    7,595  11,134,976           0   11,134,976
                                       ---------------------------------------------------------------------------------------------

    Less:  Operating Expenses:
      Officer Compensation                         52,115                                           52,115                   52,115
      Salaries and Wages-
        Other Employees                         1,356,424                      39,969            1,396,393                1,396,393
      Employee Benefits and Pensions      105   1,673,243                      23,148            1,696,496                1,696,496
      Payroll Taxes                               118,253                       4,969              123,222                  123,222
      Real Estate Taxes                            15,288                           0               15,288                   15,288
      Federal and State Income Taxes                    0                           0                    0                        0
      Rent and Lease Expense                        5,083                       1,400                6,483                    6,483
      Interest Expense                            583,653           60,000          0              643,653    (223,051)     420,602
      Insurance                                   145,057                           0              145,057                  145,057
      Automobile Expense                                0                         214                  214                      214
      Utilities                                   348,740                       6,313      115     355,168                  355,168
      Depreciation and Amortization     4,305   1,131,397                           0            1,135,702                1,135,702
      Repairs and Maintenance                     190,034                       1,166              191,200                  191,200
      Advertising                                  32,174                           0               32,174                   32,174
      Supplies, Office Expense
        and Photocopies                           116,758                       2,033              118,791                  118,791
      Bad Debts                                         0                           0                    0                        0
      Miscellaneous                       250     816,916     530      500     45,860    1,490     865,546     (13,585)     851,961
                                       ---------------------------------------------------------------------------------------------
    Total Operating Expenses            4,660   6,585,135     530   60,500    125,072    1,605   6,777,502    (236,636)   6,540,866
                                       ---------------------------------------------------------------------------------------------
    Net Income (Loss) From Operations  (4,660)  4,504,123    (530) (60,500)   (86,949)   5,990   4,357,474     236,636    4,594,110
                                       ---------------------------------------------------------------------------------------------

B.  Not Related to Business Operations:
    -----------------------------------
    Revenue:
      Interest Income                     829      10,161  60,000             163,051              234,041    (223,051)      10,990
      Net Gain (Loss) on Sale of Assets                                                 25,000      25,000                   25,000
      Other                             7,000      55,427       0        0          0        0      62,427     (13,585)      48,842
                                       ---------------------------------------------------------------------------------------------
    Total Non-Operating Revenue         7,829      65,588  60,000        0    163,051   25,000     321,468    (236,636)      84,832
                                       ---------------------------------------------------------------------------------------------

    Expenses:
      Legal and Professional Fees           0   1,000,000       0        0          0        0   1,000,000           0    1,000,000
      Other                                 0           0       0        0          0        0           0           0            0
                                       ---------------------------------------------------------------------------------------------
    Total Non-Operating Expenses            0   1,000,000       0        0          0        0   1,000,000           0    1,000,000
                                       ---------------------------------------------------------------------------------------------
    Net Income (Loss) For Period       $3,169  $3,569,711 $59,470 ($60,500)   $76,102  $30,990  $3,678,942          $0   $3,678,942
                                       =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                               IV. BALANCE SHEET

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   ASSETS
   ------
Current
-------
Cash                              $4,440,819                             ($3,213)   ($2,264)   $4,435,342                $4,435,342
Inventory                53,582   22,551,040                           1,937,841               24,542,463                24,542,463
Accounts Receivable               28,331,094                             583,040               28,914,134      (43,373)  28,870,761
Prepaid Expenses                     823,434                              88,976      1,264       913,674                   913,674
Other - Exhibit E        75,994    3,856,214  14,729,793           0     299,430          0    18,961,431  (15,070,041)   3,891,390
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              129,576   60,002,601  14,729,793           0   2,906,074     (1,000)   77,767,044  (15,113,414)  62,653,630
                     ---------------------------------------------------------------------------------------------------------------

Fixed
-----
Property and
 Equipment            1,175,330  323,170,127                          21,589,653  2,829,738   348,764,848               348,764,848
Accumulated
 Depreciation          (707,488)(235,933,619)                        (16,356,181)(2,316,890) (255,314,178)             (255,314,178)
                     ---------------------------------------------------------------------------------------------------------------
   Total Fixed
    Assets              467,842   87,236,508           0           0   5,233,472    512,848    93,450,670            0   93,450,670
                     ---------------------------------------------------------------------------------------------------------------

Other
-----
Restricted
 Investments                       5,556,917                             401,599                5,958,516                 5,958,516
Prepaid Pension
 Asset                           130,010,914                                   0              130,010,914               130,010,914
Deferred Financing
 Costs                             1,537,159                                   0                1,537,159                 1,537,159
Goodwill                             751,508                                   0                  751,508                   751,508
Other - Exhibit F       115,000   39,636,719           0           0   2,246,871          0    41,998,590  (41,173,674)     824,916
                     ---------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  177,493,217           0           0   2,648,470          0   180,256,687  (41,173,674) 139,083,013
                     ---------------------------------------------------------------------------------------------------------------

     Total Assets      $712,418 $324,732,326 $14,729,793          $0 $10,788,016   $511,848  $351,474,401 ($56,287,088)$295,187,313
                     ===============================================================================================================

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   LIABILITIES
   -----------
Current
-------
Pre-Petition
 Accounts Payable                 19,289,216                             883,007     53,018    20,225,241                20,225,241
Post-Petition
 Accounts Payable                  6,541,896                              33,662         69     6,575,627                 6,575,627
Pre-Petition
 Accounts Payable -
 Affiliates          (2,649,073)  90,549,820   5,774,107  15,552,291 (89,758,156)(1,459,080)   18,009,909  (14,904,350)   3,105,559
Post-Petition
 Accounts Payable -
 Affilliates            (91,523)     317,699         530     120,500     147,881   (182,173)      312,914     (209,064)     103,850
Pre-Petition
 Accrued Expenses -
 Exhibit G                3,183   19,210,670      35,632     (36,000)  6,668,380     62,661    25,944,526            0   25,944,526
Post-Petition
 Accrued Expenses -
 Exhibit H                    0   12,517,326           0           0     173,486      2,115    12,692,927            0   12,692,927
Pre-Petition Notes
 Payable and
 Current Maturities
 of Long Term Debt                28,157,157                              20,290          0    28,177,447                28,177,447
Post-Petition
 Notes Payable and
 Current Maturities
 of Long Term Debt                38,331,859                              (4,817)              38,327,042                38,327,042
Accrued OPEB Cost                 11,441,001                 155,000     297,662          0    11,893,663                11,893,663
Income Taxes
 Payable                      0            0           0           0           0      5,436         5,436                     5,436
Pre-petition
 accrued pref.
 Stock dividends                  11,651,342                                                   11,651,342                11,651,342
Post petition
 accrued pref.
 Stock dividends                   1,028,060                                   0                1,028,060                 1,028,060
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Liabilities      (2,737,413) 239,036,046   5,810,269  15,791,791 (81,538,605)(1,517,954)  174,844,134  (15,113,414) 159,730,720
                     ---------------------------------------------------------------------------------------------------------------
Long Term
---------
Pre-Petition Long
 Term Debt                        32,180,761                                                   32,180,761                32,180,761
Post-Petition Long
 Term Debt                                 0                                                            0                         0
Accrued OPEB Cost        33,000  103,880,439               1,620,194   9,276,774              114,810,407               114,810,407
Accrued Pension
 Cost                              1,134,572                                                    1,134,572                 1,134,572
Pre-Petition
 Accrued Expenses -
 Exhibit I                    0   11,096,137   3,573,908           0           0          0    14,670,045            0   14,670,045
Post-Petition
 Accrued Expenses -
 Exhibit J                    0      140,542           0           0           0          0       140,542            0      140,542
                     ---------------------------------------------------------------------------------------------------------------
   Total Long Term
    Liabilities          33,000  148,432,451   3,573,908   1,620,194   9,276,774          0   162,936,327            0  162,936,327
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----

Preferred Stock                    2,112,000                                                    2,112,000                 2,112,000
---------------      ---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS'
 EQUITY (DEFICIT)
Common Stock             10,000   10,798,251           6   2,246,866   5,619,274      1,000    18,675,397   (7,877,145)  10,798,252
Additional Paid-In
 Capital                          40,391,899                          27,579,007               67,970,906  (27,579,007)  40,391,899
Accumulated Deficit   3,406,831 (116,026,196)  5,345,610 (19,658,851) 83,409,019  2,028,802   (41,494,785) (39,274,975) (80,769,760)
Treasury Stock                       (12,125)                        (33,557,453)             (33,569,578)  33,557,453      (12,125)
                     ---------------------------------------------------------------------------------------------------------------
   Total
    Stockholders'
    Equity (Deficit)  3,416,831  (64,848,171)  5,345,616 (17,411,985) 83,049,847  2,029,802    11,581,940  (41,173,674) (29,591,734)
                     ---------------------------------------------------------------------------------------------------------------

   Total Liabilities
    & Stockholders'
    Equity (Deficit)   $712,418 $324,732,326 $14,729,793          $0 $10,788,016   $511,848  $351,474,401 ($56,287,088)$295,187,313
                     ===============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                    EXHIBIT E
                              OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable                $994                                                            $994                     $994
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   3,824,574  14,729,793             294,557          18,848,924  (15,070,041)  3,778,883
Receivable from R. Missar                                                     4,873               4,873                    4,873
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                      2,282                                               2,282                    2,282
Stop Loss Receivable                          8,930                                               8,930                    8,930
                                                                                                      0                        0
                             ---------------------------------------------------------------------------------------------------
                                $75,994  $3,856,214 $14,729,793      $0    $299,430      $0 $18,961,431 ($15,070,041) $3,891,390
                             ===================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Note Receivable                $115,000                                                        $115,000                 $115,000
Rail Cars                                   381,866                                             381,866                  381,866
Investment in Sherman
 Wire Corp.                              38,915,803                                          38,915,803  (38,915,803)          0
Investment in Fox Valley
 Steel & Wire                                10,000                                              10,000      (10,000)          0
Investment in Sherman Wire
 of Caldwell Inc.                             1,000                                               1,000       (1,000)          0
Investment in J.L.
 Prescott/DEMI                                                             2,246,871          2,246,871   (2,246,871)          0
Long Term Insurance
 Receivable                                 323,250                                             323,250                  323,250
Deposits                                      4,800                                               4,800                    4,800
                             ---------------------------------------------------------------------------------------------------
                               $115,000 $39,636,719          $0      $0   $2,246,871     $0 $41,998,590 ($41,173,674)   $824,916
                             ===================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                     Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP         SWC      SWCI         Total     ations     Total
                                 ----        ---        ----      ---         ---      ----         -----     ------     -----
Income Taxes                     $3,183               $35,632  ($36,000)    ($70,091) ($1,838)     ($69,114)            ($69,114)
Worker Comp Exp                            1,236,861                            (168)             1,236,693            1,236,693
Missar Pension                                     0                          19,935                 19,935               19,935
Unclaimed Property                             6,487                          17,540                 24,027               24,027
Abandoned Real Estate Exp                          0                         658,744                658,744              658,744
Legal and Professional Fees                  311,879                         487,932                799,811              799,811
Self-Insurance Liability                   2,537,192                       5,050,166              7,587,358            7,587,358
Pensions                                           0                          15,704                 15,704               15,704
Salaries/Wages                                77,616                          47,300                124,916              124,916
Holiday Pay/Vacations                      1,985,751                         127,854              2,113,605            2,113,605
FICA - Employer                                    0                           3,257                  3,257                3,257
Federal Unemployment Taxes                         0                           3,397                  3,397                3,397
State Unemployment Taxes                           0                          20,577                 20,577               20,577
Defined Contribution Plan                  1,521,426                          28,615              1,550,041            1,550,041
Medical Insurance                             86,671                          88,737   16,419       191,827              191,827
Utilities                                          0                           5,049      307         5,356                5,356
Volume Incentive Plan                              0                          72,000                 72,000               72,000
Property Tax                                 204,119                          32,865    5,973       242,957              242,957
Sales/Use Tax                                      0                           8,124    1,800         9,924                9,924
Customer Overpayments                              0                          50,843                 50,843               50,843
Other - Plant Shut-Down                            0                                   40,000        40,000               40,000
Goods received not invoiced                        0                                                      0                    0
Unearned Revenue                              10,768                                                 10,768               10,768
Sales Rebates/Discounts                    1,602,269                                              1,602,269            1,602,269
Manufacturing Misc                                 0                                                      0                    0
EPA                                        7,951,976                                              7,951,976            7,951,976
Medical Insurance                            951,800                                                951,800              951,800
Accrued State Franchise Tax                  206,742                                                206,742              206,742
Accrued Bank Service Charge                   (9,925)                                                (9,925)              (9,925)
Accrued Interest                             454,639                                                454,639              454,639
Accrued travel                                40,223                                                 40,223               40,223
Accrued taxes - other                         34,176                                                 34,176               34,176
                             ---------------------------------------------------------------------------------------------------
                                 $3,183  $19,210,670  $35,632  ($36,000)  $6,668,380  $62,661   $25,944,526     $0   $25,944,526
                             ===================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Abandoned Real Estate Exp                                                 8,400                 8,400                8,400
Pensions                                                                 17,274                17,274               17,274
Salaries/Wages                              886,662                       7,922               894,584              894,584
Holiday Pay/Vacations                     1,971,491                       7,525             1,979,016            1,979,016
FICA - Employer                             307,688                       2,761               310,449              310,449
Federal Unemployment Taxes                  (34,297)                     (2,933)              (37,230)             (37,230)
State Unemployment Taxes                   (525,613)                    (13,959)             (539,572)            (539,572)
Defined Contribution Plan                   269,953                      14,059               284,012              284,012
Medical Insurance                           388,038                      21,625    (1,214)    408,449              408,449
Utilities                                   224,846                      72,481      (134)    297,193              297,193
Property Tax                                 27,519                      37,149     3,463      68,131               68,131
Sales/Use Tax                                73,560                         413                73,973               73,973
Legal                                       314,462                         769               315,231              315,231
Professional Fees                           100,959                                           100,959              100,959
Goods Received Not Invoiced               1,627,698                                         1,627,698            1,627,698
Worker's Compensation                     2,786,864                                         2,786,864            2,786,864
Unearned Revenue                                  0                                                 0                    0
Sales Rebates/Discounts                     549,400                                           549,400              549,400
Abanondon Property                              154                                               154                  154
Miscellaneous                             1,474,230                                         1,474,230            1,474,230
Accrued State Franchise Tax                  31,963                                            31,963               31,963
Accrued Bank Service Charge                   3,964                                             3,964                3,964
Accrued Self-Insurance Losses               172,982                                           172,982              172,982
Accrued Interest                            162,728                                           162,728              162,728
Accrued Travel                            1,520,344                                         1,520,344            1,520,344
Accrued Management Fees                     181,731                                           181,731              181,731
                             -----------------------------------------------------------------------------------------------
                                   $0   $12,517,326       $0       $0  $173,486    $2,115 $12,692,927        $0 $12,692,927
                             ===============================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Environmental                             3,127,000   3,573,908                             6,700,908            6,700,908
Workmans Compensation                     1,846,775                                         1,846,775            1,846,775
Accrued Deferred Interest Exp.              781,715                                           781,715              781,715
L/T Deferred Compensation                    15,660                                            15,660               15,660
Long Term Disability                         32,987                                            32,987               32,987
L/T Deferred Tax Liability                5,292,000                                         5,292,000            5,292,000
                                                                                                    0                    0
                             -----------------------------------------------------------------------------------------------
                                     $0 $11,096,137   $3,573,908   $0        $0        $0 $14,670,045        $0 $14,670,045
                             ===============================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Workmans Compensation                      $140,699                                         $140,699             $140,699
Accrued Deferred Interest Exp.                                                                     0                    0
Long Term Disability                           (157)                                            (157)                (157)
                             -----------------------------------------------------------------------------------------------
                                     $0    $140,542       $0       $0        $0        $0   $140,542        $0   $140,542
                             ===============================================================================================

                                  Page 9 of 9